                                 Exhibit 10.6



                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of December 28, 1996 by and between Erol's Internet Inc., a Delaware corporation (the "Company"), and Gold & Appel Transfer, S.A., a British Virgin Islands corporation (the "Investor").

     WHEREAS, as a condition to closing under the Stock Purchase Agreement dated December 28, 1996 by and among the Company, its sole stockholder and the Investor (the "Purchase Agreement"), the Company has agreed to provide certain registration rights to holders of the Registrable Securities as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     Section 1.  Definitions.  As used in this Agreement, the following terms
                 -----------
shall have the following meanings:

             "Agreement" is defined in the Preamble to this Agreement.

             "Common Stock" means either or both of the Company's Class A Voting Common Stock, par value $.001 per share, and its Class B Nonvoting Common Stock, par value $.001 per share.

             "Company" is defined in the Preamble to this Agreement.

             "Demand Period" is defined in section 3.2 hereof.

             "Demand Registration" is defined in section 3.2 hereof.

             "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar law then in force.

             "Form S-1 Demand Registration" is defined in section 3.2 hereof.

             "Form S-3 Demand Registration" is defined in section 3.2 hereof

             "Holder" or "Holders" means any person who owns or has the right to acquire Registrable Securities, provided that any subsequent holder shall be subject to the requirements of section 2.2 hereof.

             "Investor" is defined in the Preamble to this Agreement.
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             "Material Transaction"means any merger or consolidation involving the Company or a material subsidiary thereof, or sale of all or substantially all of the assets of the Company or a material subsidiary thereof, or financing or securities offering by the Company, or any material subsidiary thereof, or any material acquisition or disposition of assets by the Company or any subsidiary thereof, or any material transaction similar to any of the foregoing mentioned transactions involving the Company or any material subsidiary.

             "Other Holders" is defined in section 4.4 hereof.

             "Person" means an individual, a partnership, an association, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department, agency or principal subdivision thereof.

             "Piggyback Notice" is defined in section 4.1 hereof.

             "Piggyback Registration" is defined in section 4.1 hereof.

             "Prospectus" is the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and material incorporated by reference in such prospectus.

             "Purchase Agreement" is defined in the Recitals to this Agreement.

             "Registrable Securities" means (i) Common Stock issued to the Investor pursuant to the Purchase Agreement, (ii) any Common Stock issued to the Investor's transferees pursuant to a transfer permitted pursuant to section 2.2 hereof, and (iii) any Common Stock issued or issuable with respect to the Common Stock referred to in clauses (i) or (ii) by way of replacement, share dividend, share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (a) sold to the public pursuant to an offering registered under the Securities Act and (b) sold to the public in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

             "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

              "Registration Expenses" is defined in section 6.1 hereof.

              "SEC" means the Securities and Exchange Commission.

              "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

     Section 2.  Registrable Securities.
                 ----------------------

              2.1  Registrable Securities.  The securities entitled to the
                   ----------------------
benefits of this Agreement are the Registrable Securities.

              2.2  Rights of Subsequent Holder.  Subject to the restrictions on
                   ---------------------------
transfer set forth on the certificates representing the Registrable Securities, any subsequent holder of Registrable Securities shall be entitled to all benefits hereunder as a Holder of such Registrable Securities.

     Section 3.  Demands for Registration.
                 ------------------------

              3.1  Demanding Shareholders.  Any record holder or record holders
                   ----------------------
of a majority of the Registrable Securities may make a request to the Company for registration under the Securities Act of all or part of their Registrable Securities ("Demanding Shareholders" or individually a "Demanding Shareholder").

              3.2  Demand Period.  Demanding Shareholders, in addition to other
                   -------------
rights enumerated in this Agreement, will have (a) two opportunities to request registration under the Securities Act on a Form S-1 or SB-2 of all or part of their Registrable Securities (a "Form S-1 Demand Registration") and (b) an unlimited number of opportunities to request registration under the Securities Act on a Form S-3, if available, of all or part (but no less than an aggregate of 300,000 shares) of their Registrable Securities (a "Form S-3 Demand Registration"), from the period commencing upon the earlier of 180 days after
(i) the closing of the Company's first underwritten public offering of its securities pursuant to a Registration Statement or (ii) the effective date of the first non-underwritten Registration Statement for a public offering of the Company's securities (other than a Registration Statement relating either to the sale of securities to the Company's employees pursuant to a stock option, stock purchase or similar plan or a transaction pursuant to Rule 145 of the Securities
Act), until termination of this Agreement pursuant to section 10.3 hereof (the "Demand Period").

              3.3  Demand Procedure.
                   ----------------

                   3.3.1 Subject to subsection 3.3.2 hereof, during the Demand Period any Demanding Shareholder or combination of Demanding Shareholders may deliver to the Company a written request (a "Demand Registration Request") that the Company register any or all of such Demanding Shareholders' Registrable Securities.

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

          3.3.2 Demanding Shareholders may only make one Demand Registration Request in any six-month period during the Demand Period (the "Interim Demand Period") and except as provided in subsections 3.3.4 and 3.3.8, in the aggregate may only make two Demand Registration Requests for a Form S-1 Demand Registration. The Company shall only be required to file one registration statement (as distinguished from supplements or pre-effective or post-effective amendments thereto) in response to each Demand Registration Request.

          3.3.3  A Demand Registration Request from Demanding Shareholders shall
(i) set forth the number of Registrable Securities intended to be sold pursuant to the Demand Registration Request, (ii) disclose whether all or any portion of a distribution pursuant to such registration will be sought by means of an underwriting, and (iii) identify any underwriter or underwriters proposed for the underwritten portion, if any, of such registration.

          3.3.4 If during any Interim Demand Period, the Company receives a Demand Registration Request from Demanding Shareholders satisfying the requirements of section 3.1 hereof, the Company shall, subject to the limitations in subsection 3.3.5 and section 5 hereof, promptly prepare and file a Registration Statement on the appropriate form to register for sale all of the Registrable Securities that the Demanding Shareholders requested to be registered in the Demand Registration Request and in any Supplemental Demand Registration Request received by the Company in accordance with section 3.3.6 hereof with the SEC. The Company shall use its best efforts to prepare and file the Registration Statement within 90 days of the receipt of the Demand Registration Request. The Company shall use its best efforts (a) to cause such Registration Statement to become effective, and (b) thereafter to keep it continuously effective and to prevent the happening of an event of the kind described in section 5.1.3(f) hereof that requires the Company to give notice pursuant to section 5.2 hereof, until the earlier of such time as the Demanding Shareholders shall have sold or otherwise disposed of all of their Registrable Securities included in the Registration Statement or 180 days from the date of effectiveness of such Registration Statement. If prior to the earlier of such dates, the Company shall fail to keep such registration statement continuously effective or fail to prevent the happening of an event of the kind described in section 5.1.3(f) hereof that requires the Company to give notice pursuant to section 5.2 hereof, and such failure shall materially interfere with the completion of the distribution contemplated by such Registration Statement, such Registration Statement shall not be considered to be one of the two required Form S-1 Demand Registrations. Further, if any such failure by the Company results in Registrable Securities failing to be sold pursuant to what would otherwise constitute the last Form S-1 Demand Registration that the Company is required to provide pursuant to section 3.3.2 (and provided a Form S-3 Demand Registration is not available), then the Company shall, at its option, either
(i) grant the Holders of such Registrable Securities not sold, one additional Demand Registration hereunder with respect to such Registrable Securities not sold in the offering, on the same terms and conditions as would have applied to such Holders had such earlier Demand Registration not been made or
(ii) within 20 business days of the date demand is made for such additional Demand Registration, purchase such Registrable Securities not sold in the offering at the average per share closing price for such securities, as reported on the principal securities exchange or inter-dealer quotation system on which such securities are then listed, for the last five trading days preceding the date of demand

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

(as reported by the Wall Street Journal or, if not reported thereby, any authoritative source reasonably acceptable to the Holders of such securities).

          3.3.5 The Company will use its best efforts to use Form S-3 or, if not available for any reason, Form S-2 (or any comparable successor form) for any Registration Statement prepared and filed in connection with a Demand Registration Statement hereunder. It is anticipated that the Registration Statement filed with the SEC will allow for different means of distribution, including sales by means of an underwriting as well as sales into the open market. If the Demanding Shareholders desire to distribute all or part of the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company in writing in their initial Demand Registration Request as described in section 3.3.3 hereof. A determination of whether all or part of the distribution will be by means of an underwriting shall be made by Demanding Shareholders holding a majority of the Registrable Securities to be included in the registration. If all or part of the distribution is to be by means of an underwriting, all subsequent decisions concerning the underwriting which are to be made by the Demanding Shareholders pursuant to this Agreement, which shall include the selection of the underwriter or underwriters to be engaged and the representative, if any, of the underwriters so engaged, shall be made by the Demanding Shareholders who hold a majority of the Registrable Securities to be included in the underwriting, subject to approval by the Company's Board of Directors (the "Board") which approval shall not be unreasonably withheld. The Company agrees to provide the Holders with notice of filing of the Registration Statement pursuant to this section 3 and the filing of any amendments or supplements thereto.

          3.3.6 Upon the receipt by the Company of a Demand Registration Request in accordance with subsection 3.3.3 hereof, the Company shall, within 10 days following receipt of such Demand Registration Request, give written notice of such request to all Holders. The Company shall include in such notice information concerning whether all, part or none of the distribution is expected to be made by means of an underwriting, and, if more than one means of distribution is contemplated, may require Holders to notify the Company of the means of distribution of their Registrable Securities to be included in the registration. If any Holder who is not a Demanding Shareholder desires to sell any Registrable Securities owned by such Holder, such Holder may elect to have all or any portion of their Registrable Securities included in the registration statement by notifying the Company in writing (a "Supplemental Demand Registration Request") within twenty (20) days of receiving notice of the Demand Registration Request from the Company. The right of any Holder to include all or any portion of its Registrable Securities in an underwriting shall be conditioned upon the Company's having received a timely written request for such inclusion by way of a Demand Registration Request or Supplemental Demand Registration Request (which right shall be further conditioned to the extent provided in this Agreement). All Holders proposing to distribute their Registrable Securities through an underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

          3.3.7 In any registered offering pursuant to this section 3 that becomes effective in which a Holder participates, the Company shall use its best efforts to keep available to the Holder a Prospectus meeting the requirements of
Section 10(a)(3) of the Securities Act and shall file all amendments and supplements under the Securities Act required for those purposes during the period specified in section 3.3.4. The Company agrees to supplement or amend such Registration Statement, if required by the rules and regulations or instructions applicable to the registration form utilized by the Company, or the rules and regulations thereunder for shelf registrations pursuant to Rule 415 promulgated under the Securities Act, or as reasonably requested by the Holders of the Registrable Securities covered by the Registration Statement, or any underwriter of the Registrable Securities. Subject to Section 5.1.8, in any offering pursuant to this section 3 the Company will promptly use its best efforts to effect such qualification and compliance as may be requested and as would permit or facilitate the distribution of the Registrable Securities, including, without limitation, appropriate qualifications under applicable blue sky or other state securities laws, appropriate compliance with any other governmental requirements and listing on a national securities exchange or inter-dealer quotation system on which the Registrable Securities are then listed.

          3.3.8 Notwithstanding any other provision of this section 3, if the managing underwriter advises the Company in writing that in their opinion marketing factors require a limitation on the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among the Holders in proportion (as nearly as practicable) to the respective amounts of Registrable Securities each Holder otherwise sought to have registered pursuant to its Demand Registration Request or Supplemental Demand Registration Request (or in such other proportion as they shall mutually agree). Registrable Securities excluded or withdrawn from the underwriting in accordance with this section 3.3.8 shall be withdrawn from the registration. If any such limitation results in Registrable Securities being excluded or withdrawn from what would otherwise constitute the last Form S-1 Demand Registration the Company is required to provide pursuant to section 3.3.2 (and provided a Form S-3 Demand Registration is not available), then the Company shall, at its option, either (i) grant the Holders of such Registrable Securities excluded or withdrawn from such registration one additional Demand Registration hereunder with respect to such Registrable Securities not included in the offering, on the same terms and conditions as would have applied to such Holders had such earlier Demand Registration not been made or (ii) within 20 business days of the date demand is made for such additional Demand Registration, purchase such excluded or withdrawn Registrable Securities at the average per share closing price for such securities, as reported on the principal securities exchange or inter-dealer quotation system on which such securities are then listed, for the last five trading days preceding the date of demand (as reported by the Wall Street Journal or, if not reported thereby, any authoritative source reasonably acceptable to the Holders of such securities).

          3.4  Priority on Demand Registration.
               -------------------------------

          3.4.1. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Holders of a majority of the shares of Registrable Securities included in such registration. If the Holders of a majority of the shares of Registrable Securities so request, the Company may, in its reasonable discretion, include in any Demand Registration securities owned by holders of securities which are not Registrable Securities. If the Company permits the inclusion of such securities, the

Holders owning such securities, in addition to the costs set forth in section 6.2., shall pay all incremental costs associated with the inclusion of such securities in the Registration Statement, including, but not limited to, all increments in registration, filing fees and fees payable to the National Association of Securities Dealers ("NASD").

          3.4.2. If a Demand Registration is an underwritten offering and the managing underwriter advises the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of securities that can be sold in such offering without a material adverse effect on the number of Registrable Securities or the price of the Registrable Securities in such offering, then the Company will include in such Demand Registration prior to the inclusion of any securities which are not Registrable Securities the number of shares of Registrable Securities requested to be included that in the opinion of such underwriters can be sold in such offering without a material adverse effect on the price of the Registrable Securities in such offering, pro rata among the respective Holders thereof on the basis of the number of shares of Registrable Securities owned by each such Holder.

     Section 4.  Piggyback Registrations.
                 -----------------------

          4.1  Right to Piggyback.  If the Company proposes to undertake an
               ------------------
offering of Common Stock for its account or for the account of Other Holders (other than on Form S-4, Form S-8 or any comparable successor form) (a "Piggyback Registration"), then each such time the Company will give written notice of a proposed offering (a "Piggyback Notice") to all Holders of Registrable Securities of its intention to effect such a registration at least 25 days prior to the anticipated filing date of such registration. The Piggyback Notice shall offer the Holders the opportunity to include in such Registration Statement such amount of Registrable Securities as they may request ("Piggyback Registration"). The Company will use its best efforts to cause to be included in such Registration Statement (and related qualifications under blue sky laws) and the underwriting involved therein, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 business days of sending the Piggyback Notice.
Notwithstanding the above, the Company may determine, at any time, not to proceed with such Registration Statement. Such determination, however, will be without prejudice to the rights of Demanding Shareholders to demand the continuation of such Registration Statement under section 3 hereof.

          4.2  Underwriting Agreement.  To the extent that Holders request
               ----------------------
Piggyback Registration of their Registrable Securities, the Holders shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected by the Company for such underwriting.

          4.3  Priority on Primary Registrations. Notwithstanding any other
               ---------------------------------
provisions of this Agreement, if the managing underwriter of the proposed offering delivers a written opinion to the Holders that the total amount or kind of securities which the Holders and any other Persons entitled to be included in the offering would have a material adverse effect on the number of Registrable Securities or the price of the Registrable Securities in such offering, then the managing underwriter may limit some or all of the Registrable Securities that may be included in the registration and underwriting as follows: (a) first, the securities the Company proposes to sell, (b) second, the Registrable Securities requested to be included in such registration and any other securities requested to be included by Erol Onaran in such registration, if he has such registration right, pro rata between the Holders, on the one hand, and Mr. Onaran, on the other hand, on the basis of the number of shares of such securities held by the Holders and one-half of the number of such securities held by Mr. Onaran, and
(c) third, any other securities requested to be included in such registration that are held by Persons other than Mr. Onaran receiving registration rights on or after the date of this Agreement.

          4.4  Priority on Secondary Registrations.  If a Piggyback
               -----------------------------------
Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than the Holders of Registrable Securities (the "Other Holders"), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Other Holders requesting such registration, the Company will include in such registration (a) first, the securities requested to be included therein by the Other Holders requesting such registration and (b) second, the Registrable Securities requested to be included in such registration hereunder, pro rata among the Holders of Registrable Securities requesting such registration on the basis of the number of shares of such securities owned by each such Holder.

          4.5  No Demand Registration.  No registration of the Registrable
               ----------------------
Securities under this section 4 of the Agreement shall be deemed to be a Demand Registration.

     Section 5.  Registration Procedures.  Whenever the Holders of Registrable
                 -----------------------
Securities have requested that any Registrable Securities be sold pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          5.1.1  Registration Statement.  (a) Prepare and file with the SEC, as
                 ----------------------
soon as practicable, a Registration Statement or Registration Statements relating to the applicable Registration on any appropriate form (subject to the requirements of section 3.3.5 hereof) under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the SEC to be filed therewith; (b) cooperate and assist in any filings required to be made with the NASD; and (c) use its best efforts to cause such Registration Statement to become effective; provided,
                                                                       --------
however, that before filing a Registration Statement or Prospectus or any
-------
amendments or supplements thereto, the Company will furnish to the Holders whose Registrable Securities are covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such Holders and underwriters and the Company will not file any Registration Statement, or any amendment or supplement thereto (except a Piggyback Registration or any amendment or supplement thereto), to which the Holders of a majority of the

Registrable Securities covered by such Registration Statement, or the underwriters, if any, shall reasonably object;

          5.1.2  Amendments and Supplements.  (a) Prepare and file with the SEC
                 --------------------------
such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the applicable period, or such shorter period which will terminate when all the Registrable Securities covered by such Registration Statement have been sold;
(b) cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and (c) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          5.1.3  Notifications.  Notify the Holders of the Registrable
                 -------------
Securities covered thereby and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such advice in writing, (a) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (b) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (c) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (d) if at any time to the representations and warranties of the Company contemplated by section 5.1.14 below cease to be true and correct; (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (f) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

          5.1.4  Stop-Orders and Suspensions.  In the event of the issuance of a
                 ---------------------------
stop-order or a suspension in the sale of the Common Stock, make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or otherwise prohibiting the offer or sale of the Registrable Securities, including those issued by state governmental authorities, at the earliest possible moment;

          5.1.5  Distribution Disclosures.  If requested by the managing
                 ------------------------
underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Holders of a majority of the Registrable Securities being sold reasonably agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment. The Company may require each of such Holders to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing;

          5.1.6  Copies of Registration Statement.  Furnish to each Holder of
                 --------------------------------
Registrable Securities and each managing underwriter, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          5.1.7  Copies of the Prospectus.  Deliver to each Holder of such
                 ------------------------
Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; the Company hereby consents to the use of the Prospectus or any amendment or supplement thereto by each of such Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

          5.1.8  Blue Sky Laws.  Prior to any public offering of the Registrable
                 -------------
Securities, register or qualify or cooperate with the Holders of such Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not then so subject or subject the Company to any income or sale tax in any such jurisdiction where it is not then so subject;

          5.1.9  Removal of Legends.  Cooperate with the Holders of such
                 ------------------
Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

          5.1.10  Other Governmental Filings.  Use its best efforts to cause the
                  --------------------------
Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

          5.1.11  Prospectus Amendments and Supplements.  Upon the occurrence of
                  -------------------------------------
any event contemplated by section 5.1.3(f) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          5.1.12  Securities Exchange Listings.  Use its best efforts to cause
                  ----------------------------
all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed, if any; and to the extent that the Company is unable to obtain such listing, then the Company in any event shall cause such Registrable Securities covered by the Registration Statement to be listed on a securities exchange or inter-dealer quotation system if any securities issued by the Company are then listed;

          5.1.13  Delivery of Certificates.  Not later than the effective date
                  ------------------------
of the applicable Registration Statement, provide a CUSIP number for the Registrable Securities and provide the transfer agent with blank printed certificates for the Registrable Securities which are in a form eligible for deposit with Depository Trust Company;

          5.1.14  Agreements and Further Actions.  Enter into such customary
                  ------------------------------
agreements (including an underwriting agreement) and take all such other reasonable actions in connection therewith in order to facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the Registration is an underwritten registration (a) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings and covering matters including, without limitation, those set forth in an underwriting agreement; (b) obtain opinions of counsel to the Company and updates thereof (which opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and not objected to by the Holders of a majority of the Registrable Securities being sold), addressed to each Holder selling Registrable Securities and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by a majority of the Holders selling such Registrable Securities and the underwriters, if any; (c) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the Holders of such Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with primary underwritten offerings; (d) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of section 7 hereof with respect to all parties to be indemnified pursuant to such section; and (e) the Company shall deliver such documents and certificates as may be requested by the Holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with section 5.1.11 above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

          5.1.15  Due Diligence Examination.  Make available for inspection by a
                  -------------------------
representative of the Holders of a majority of the Registrable Securities being sold and any underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such underwriters, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement;

          5.1.16  Earning Statements.  Otherwise use its best efforts to comply
                  ------------------
with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements satisfying the provision of Section 11(a) of the Securities Act, no later than 45 days after the end of each 12-month period (or 90 days after the end of each 12-month period, if such period is a fiscal year) (a) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering; or (b) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover each of such 12-month periods;

          5.1.17  Incorporated Documents.  Promptly prior to the filing of any
                  ----------------------
document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the Holders of Registrable Securities included in such Registration Statement and to the managing underwriters, if any; and make the Company's representatives available for discussion of such document, and make such changes in such document (other than exhibits thereto) prior to the filing thereof as counsel for such Holders or underwriters may reasonably request.

          5.2. Discontinuation of Distribution by Holders.  Each Holder agrees,
               ------------------------------------------
by acquisition of such Registrable Securities, that, upon receipt of any notice from the Company of the happening of any event of the kind described in section
5.1.11 hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by section 5.1.11 hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the maintenance of the effectiveness of any Registration Statement in section 3.3.4 hereof and the term of this Agreement in section 9.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to section 5.1.3(f) hereof to and including the date when each seller of Registrable

Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by section 5.1.11 hereof or the Advice.

          5.3  Company's Ability to Postpone.  Notwithstanding anything to the
               -----------------------------
contrary contained herein, the Company shall have the right once in any twelve-month period to postpone the filing of any registration statement under sections 3 or 4 hereof if the Company furnishes the Holders of Registrable Securities a certificate signed by the Chairman of the Board or the Company's President stating that, in its good faith judgment, the Board (or the executive committee thereof) has determined that effecting the registration at such time would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company or would interfere with a Material Transaction, and in the case of a Material Transaction that constitutes a securities offering by the Company or any material subsidiary thereof (an "Offering"), the managing underwriter, if any, requests that the Holders not effect a public sale or distribution of Registrable Securities. Such right may be exercised not more than three times in the aggregate during the term of this Agreement subject to the following further limitations: (a) such right may not be exercised more than once during the term of this Agreement with respect to an Offering and the period of such postponement may not exceed the 10 day period prior to the commencement of such Offering, and the 90 day period after the completion of such Offering and (b) the period of postponement with respect to Material Transactions other than an Offering shall not exceed 90 days.

     Section 6.  Registration Expenses.
                 ---------------------

          6.1  Expenses Borne by Company.  Except as specifically otherwise
               -------------------------
provided in subsections 3.3 and 6.2 hereof, the Company will be responsible for payment of all expenses incident to the Company's performance of or compliance with this Agreement and any registration hereunder, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel for the underwriters in connection with the blue sky qualifications of the Registrable Securities as the managing underwriter or Holders of a majority of the Registrable Securities being sold may designate), fees and expenses associated with filings required to be made with the NASD, printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of prospectuses), messenger and delivery expenses, and fees and disbursements of counsel for the Company and of one counsel for the selling Holders (designated by the selling Holders holding a majority of the Registrable Securities) and all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities), Securities Act liability insurance if the Company so desires and other Persons retained by the Company in connection with such registration (all such expenses borne by the Company being herein called the "Registration Expenses").

          6.2  Expenses Borne by Selling Securityholders.  The selling
               -----------------------------------------
securityholders will be responsible for payment of brokerage discounts, commissions and other sales expenses incident to the registration of any Registrable Shares registered hereunder. The selling securityholders shall be responsible for payment of their out-of-pocket expenses and the out-of-pocket expenses of any agents who manage their accounts. The selling securityholders shall also be responsible for payment of any underwriting fees if the selling securityholders have requested participation of an underwriter with respect to an offering subject to a Demand Registration or have elected to participate in a Piggyback Registration using their own underwriter. Any such expenses which are common to the selling securityholders shall be divided among such securityholders (including the Company and holders of the Company's securities other than Registrable Securities, to the extent that securities are being registered on behalf of such Persons) pro rata on the basis of the number of shares being registered on behalf of each such securityholder, or as such securityholders may otherwise agree. In addition to the foregoing expenses, the selling security holders will be responsible for the expenses set forth in
Section 6.1 with respect to any Form S-3 Demand Registration in excess of two in any one calendar year.

     Section 7.  Indemnification.
                 ---------------

          7.1  Indemnification by Company.  The Company agrees to indemnify, to
               --------------------------
the fullest extent permitted by law, and hold harmless each Holder of Registrable Securities and each officer, director and employee of, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the rules and regulations promulgated thereunder) such Holder and each other Person who participates as an underwriter in the offering or sale of such Registrable Securities, against all losses, claims, damages, liabilities and expenses (including attorneys fees) in connection with defending against any such losses, claims, damages and liabilities or in connection with any investigation or inquiry, in each case caused by or based on any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such indemnified person for any legal or any other expenses reasonably incurred by them or any of them in connection with investigating or defending any such claim (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that (a) same arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such Prospectus or preliminary prospectus, or in any amendment or supplement thereof in reliance on and in conformity with written information furnished to the Company by a Holder specifically stating that it is for use in the preparation thereof, (ii) such Holder failed to deliver a copy of the Prospectus or any amendments or supplements thereto to the Person asserting such loss, claim, damage, liability, or expense if the Company had furnished such Holder with a reasonably sufficient number of copies of the same, or (iii) such Holder failed to discontinue disposition of shares after receiving notice from the Company pursuant to section 5.2 hereof. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters at least to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Holder or any such underwriter and shall survive the transfer of the Registrable Securities by a Holder.

          7.2  Indemnification by Holder.  In connection with any Registration
               -------------------------
Statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, each Holder severally, and not jointly, will indemnify the Company, its directors and officers, and each Person who controls (within the meaning of the Securities
Act) the Company against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder expressly for use in connection with such Registration Statement; provided that
                                                                  --------
the obligation to indemnify will be individual to each Holder (and not joint) and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. In connection with an underwritten offering, each such Holder will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters at least to the same extent as provided above with respect to the indemnification of the Company.

          7.3  Assumption of Defense by Indemnifying Party.  Any Person
               -------------------------------------------
entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however,
                                                          --------  --------
that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless
(i) the indemnifying party has agreed to pay such fees or expenses, or (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (iii) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claims on behalf of such Person). If such defense is not assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall pay the fees and expenses of such additional counsel or counsels. The failure of any indemnified party to provide the notice required by section 7.3(a) above shall not relieve the indemnifying party under this section 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.

          7.4  Contribution.  If for any reason the indemnification provided for
               ------------
in sections 7.1 and 7.2 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by sections 7.1 and 7.2, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations; provided that no Holder shall be required to contribute in an amount greater than the dollar amount of the net amount of proceeds received by such Holder with respect to the sale of any of the Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          7.5  Binding Effect.  The indemnification provided for under this
               --------------
Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

     Section 8.  Participation in Underwritten Registrations.  No Person may
                 -------------------------------------------
participate in any Registration Statement hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under such underwriting arrangements.

     Section 9.  "Market Stand-Off" Agreement.  Each Holder hereby agrees that,
                 ----------------------------
to the extent requested by the Company, during the period of no more than 180 days following the effective date of the first Registration Statement of the Company covering Common Stock to be sold on the Company's behalf to the public in an underwritten offering, such Holder shall not sell or otherwise transfer or dispose of (other than to transferees who agree to be similarly bound) any Common Stock held thereby except for Common Stock included in such registration or another Registration Statement pursuant to this Agreement; provided that all stockholders holding not less than the number of shares of Common Stock held by such Holder (including Common Stock issuable upon the conversion of convertible securities or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements. The Company may impose stock transfer instructions with respect to the Common Stock of each Holder until the end of the stand-off period.

     Section 10.    Miscellaneous.
                    -------------

          10.1  No Inconsistent Agreements.  The Company will not on or after
                --------------------------
the date hereof enter into any agreement with any holder or prospective holder of the Company's securities which would (a) allow such holder or prospective holder to include such securities as Registrable Securities under this Agreement or which would provide such holder or prospective holder with registration rights under another agreement without the written consent of the Holders of a majority of the Registrable Securities then outstanding or (b) be inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflict with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with any other agreement to which the Company is a party.

          10.2  Remedies.  All remedies under this Agreement, or by law or
                --------
otherwise afforded to any party hereto, shall be cumulative and not alternative. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          10.3  Term.  Except as specifically otherwise provided herein, the
                ----
provisions of this Agreement shall apply until such time as (a) all Registrable Securities have ceased to be Registrable Securities hereunder, (b) all remaining Registrable Securities that have not been resold to the public may be resold pursuant to Rule 144 under the Securities Act within a three-month period or (c) ten years from the date of this Agreement.

          10.4  Rule 144 and Rule 144A.  With a view to making available certain
                ----------------------
exemptions from the registration provisions of the Securities Act for the sale of the Registrable Securities, the Company covenants that:

          10.4.1 At all times that the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Company will exercise its best efforts to file timely the reports required to be filed by the Company under the Securities Act and the Exchange Act (or, if the Company is not registered under Section 12(b) or 12(g) of the Exchange Act and is not otherwise required to file such reports under Sections 13 or 15(d) thereunder, it will, upon the request of any holder of Registrable Securities, make publicly available such other information required under Rule 144 for so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any Holder may reasonably request to the extent required from time to time to enable such Holder to sell the Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the

Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          10.4.2 So long as the Registrable Securities constitute restricted securities, the Company will furnish each Holder a copy of the annual and quarterly reports of the Company and such other public reports as any Holder may reasonably request.

          10.4.3 At all times the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will use its best efforts to provide Holders, upon their request, the information regarding the Company required by section
(d)(4)(i) and (ii) of Rule 144A so as to enable the Holders to sell Registrable Securities under Rule 144A.

          10.5  Amendments and Waivers.  Except as otherwise specifically
                ----------------------
provided herein, this Agreement may be amended or waived only upon the prior written consent of the Company and of the Holders of a majority of the then outstanding shares of Registrable Securities.

          10.6  Successors and Assigns.  All covenants and agreements in this
                ----------------------
Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto permitted in accordance with section 2.2 whether so expressed or not; provided however, the Company may not assign its responsibilities hereunder without the express written consent of the Holders. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent Holder of such Registrable Securities permitted in accordance with section 2.2 so long as such securities continue to be Registrable Securities.

          10.7  Severability.  Whenever possible, each provision of this
                ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          10.8  Counterparts.  This Agreement may be executed in multiple
                ------------
counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          10.9  Descriptive Headings.  The descriptive headings of this
                --------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          10.10  Governing Law.  All questions concerning the construction,
                 -------------
validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party irrevocably consents and agrees to the exclusive jurisdiction of the Circuit Court for Fairfax County or the United States District Court for the Eastern District of Virginia and to service of process for it or him and on its or his behalf by certified mail, for resolution of all matters involving this Agreement or the transactions contemplated hereby.

          10.11  Entire Agreement.  This Agreement is intended by the parties as
                 ----------------
a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect of the subject matter contained herein. This agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          10.12  Notices.  All notices, demands or other communications to be
                 -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid or by telecopy and shall be deemed to have been received at the time of personal delivery, on the next business day if delivered by express courier, three business days after deposit in the mail, or at the time of transmission, if sent by telecopy during the recipient's business hours (or otherwise on the next business day). Such notices, demands and other communications will be sent to each Holder at the address indicated on the records of the Company and to the Company at the address indicated below:

          (a)  If to the Company:

               Erol's Internet, Inc.
               7921 Woodruff Court
               Springfield, Virginia 22151
               Attention:  Mr. Dennis Spina
               Telecopy:   (703) 321-9400

          with a copy, which shall not constitute notice, to:

               Venable Baetjer & Howard
               2010 Corporate Ridge
               McLean, Virginia 22102
               Attention:  John L. Sullivan, III, Esq.
               Telecopy:   (703) 821-8949

          (b)  If to the Investor:
               Gold & Appel Transfer S.A.
               c/o Esprit Telecom
               2000 L Street, N.W., Suite 200
               Washington, D.C. 20036
               Attention:  Mr. Walt Anderson

               Telecopy:  (202) 736-5065

          with a copy to:

               Arent Fox Kintner Plotkin & Kahn
               1050 Connecticut Avenue, N.W.
               Washington, D.C. 20036
               Attention:  Carter Strong, Esq.
               Telecopy:   (202) 857-6395

To their respective addresses shown on the Company's records or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          10.13    Delays or Omissions.  No failure to exercise or delay in the
                   -------------------
exercise of any right, power or remedy accruing to a Holder on any breach or default of the Company under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         "THE COMPANY"

                         EROL'S INTERNET, INC.

                         By: /s/ Dennis J. Spina
                             ---------------------------
                         Its: President
                              --------------------------


                         "THE INVESTOR"

                         GOLD & APPEL TRANSFER, S.A.

                         By:  /s/ Walt Anderson
                              --------------------------
                         Its:  Attorney in Fact
                               -------------------------

                  AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

    THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT ("Amendment") is made as of May 8, 1997 by and among Erol's Internet, Inc., a Delaware corporation (the "Company and Gold & Appel Transfer, S.A., a British Virgin Islands corporation (the "Investor") and amends the Registration Rights Agreement dated December 28, 1996 (the "Registration Rights Agreement") by and among the Company and the Investor. Capitalized Terms used but not defined herein shall have the meanings ascribed to them in the Registration Right Agreement.

                                   RECITALS

    The purpose of this Amendment is to modify the securities which may be registered under the Registration Rights Agreement.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

    1.  Amendment.  Only the item "Registrable Securities" contained in Section
        ---------
1 of the Registration Right Agreement is hereby replaced and amended in its entirety as follows:

"Registrable Securities" means (i) Common Stock issued to the Investor pursuant to the Purchase Agreement, (ii) Common Stock sold or issued to the Investor pursuant to the Stock Purchase Agreement dated as of May 8, 1997 by and among the Company, the Investor, and Erol Onaran, (iii) any Common Stock issued to the Investor's transferees pursuant to a transfer permitted pursuant to section 2.2 hereof, and (iv) any Common Stock issued or issuable with respect to the Common Stock referred to in clauses (i), (ii) or (iii) by way of replacement, share dividend, share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when the have been (a) sold to the public pursuant to an offering registered under the Securities Act and (b) sold to the public in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

    2.  Actions.  The parties agree to take promptly all actions necessary to
        -------
effectuate the terms of this Amendment.

    3.  No Further Changes.  Except as amended hereby, the terms of the
        ------------------
Registration Rights Agreement shall remain unchanged.

    4.  Counterparts.  This Amendment may be executed in two or more
        ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties have executed this Amendment to Registration Rights Agreement as of the date first written above.


                                        EROL'S INTERNET, INC.


                                        By: /s/ Dennis Spina
                                           -----------------
                                           Dennis Spina, President



                                        THE INVESTOR:

                                        GOLD & APPEL TRANSFER, S.A.


                                        By: /s/ Walt Anderson
                                           ------------------
                                           Walt Anderson, Attorney-in-Fact

               SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

    THIS SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT ("Amendment") is made as of September 15, 1997 by and among Erol's Internet, Inc., a Delaware corporation (the "Company") and Gold & Appel Transfer, S.A., a British Virgin Islands corporation (the "Investor") and amends the Registration Rights Agreement dated December 28, 1996 (the "Registration Rights Agreement"), and amended as of May 8, 1997, by and among the Company and the Investor. Capitalized Terms used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement.

                                   RECITALS

    The purpose of this Amendment is to modify the securities which may be registered under the Registration Rights Agreement.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

    1.  Amendment.  Only the item "Registrable Securities" contained in Section
        ---------
1 of the Registration Rights Agreement is hereby replaced and amended in its entirety as follows:

"Registrable Securities" means (i) Common Stock issued to the Investor pursuant to the Purchase Agreement, (ii) Common Stock sold or issued to the Investor pursuant to the Stock Purchase Agreement dated as of May 9, 1997 by and among the Company, the Investor, and Erol Onaran, (iii) Common Stock sold or issued to the Investor pursuant to the Stock Purchase Agreement dated as of September 15, 1997 by and among the Company, the Investor, and Erol Onaran, (iv) any Common Stock issued to the Investor's transferees pursuant to a transfer permitted pursuant to section 2.2 hereof, and (v) any Common Stock issued or issuable with respect to the Common Stock referred to in clauses (i), (ii),
(iii), or (iv) by way of replacement, share dividend, share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (a) sold to the public pursuant to an offering registered under the Securities Act and
(b) sold to the public in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

    2.  Actions.  The parties agree to take promptly all actions necessary to
        -------
effectuate the terms of this Amendment.

    3.  No Further Changes.  Except as amended hereby, the terms of the
        ------------------
Registration Rights Agreement shall remain unchanged.

    4.  Counterparts.  This Amendment may be executed in two or more
        ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties have executed this Amendment to the Registration Rights Agreement as of the date first written above.


                                    EROL'S INTERNET, INC. (the "Company")


                                    By: /s/ Dennis Spina
                                       -----------------
                                       Dennis Spina, President





                                    GOLD & APPEL TRANSFER, S.A. (the "Investor")


                                    By: /s/ Walt Anderson
                                       ------------------
                                       Walt Anderson, Attorney-in-Fact

                                       2